UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 2004


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

           Delaware                                               64-0740905
  (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                            Identification No.)

    One Fashion Way, Baldwyn, MS                                    38824
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On September 21, 2004 the Board of Directors (the "Board") of Hancock Fabrics, Inc. (the "Company") unanimously voted to increase the number of directors of the Company from six to seven. At the recommendation of the Corporate Governance and Nominating Committee, and based upon his qualifications and business experience, the Board appointed Wellford L. Sanders, Jr. ("Mr. Sanders") to the newly created Board position. Mr. Sanders will serve until the 2005 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     In addition, the Board appointed Mr. Sanders to the Audit Committee, the Corporate Governance and Nominating Committee, and the Management Review and Compensation Committee.

     The Board has affirmatively determined that Mr. Sanders has no material relationship with the Company and therefore is considered to be independent as defined by the Company's Standards for the Determination of Director Independence.

     A press release announcing this appointment was issued by the Company on September 22, 2004 and is filed as Exhibit 99.1 and incorporated herein by this reference.


Item 9.01.  Financial Statements and Exhibits.

         (c)    Exhibits:

           Exhibit
            Number      Description
         -------------  --------------------------------------------------------

             99.1 Press release issued by Hancock Fabrics, Inc., dated September 22, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HANCOCK FABRICS, INC.
                                                (Registrant)

                                            By:  /s/ Bruce D. Smith
                                                 ----------------------------
                                                       Bruce D. Smith

                                               Senior Vice President and
                                                Chief Financial Officer
                                               (Principal Financial and
                                                  Accounting Officer)

September 22, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 September 22, 2004

                                                                    Exhibit 99.1




Hancock Fabrics, Inc.                                      FOR IMMEDIATE RELEASE
Corporate Headquarters
One Fashion Way
Baldwyn, MS  38824                                          September 22, 2004


Released by:    Ellen Kennedy
                (662) 365-6109


                     HANCOCK FABRICS INCREASES SIZE OF BOARD
                                       AND
                              APPOINTS NEW DIRECTOR

The Board of Directors of Hancock Fabrics, Inc. (NYSE symbol: HKF), at a meeting held September 21, 2004, increased the size of the Board to seven members and appointed Wellford L. Sanders, Jr. as a director of the corporation.

Mr. Sanders, 59, has been a Managing Director with Wachovia Securities, Inc. since 1997. His prior experience includes 20 years with McGuire Woods, LLP. In addition, he has served as a director for several companies, including retailers, Peebles, Inc. and Catherine's Stores Corporation.

In announcing the action, Larry G. Kirk, Chairman and Chief Executive Officer said, "We are very pleased to have Welly Sanders as a member of the Board of Directors of Hancock Fabrics. His broad business knowledge and his experience as a director will serve our Company well in the years ahead."

Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 432 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under the domain name, www.hancockfabrics.com.



Released at 8:30 a.m.
Baldwyn, MS